Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$14,966,927
Unrealized Gain (Loss) on Market Value of Commodity Futures	8,654,114
Dividend Income	662,252
Interest Income	219,873
ETF Transaction Fees	1,400
Total Income (Loss)	$24,504,566

Expenses
Management Fees	$197,284
Professional Fees	29,622
Brokerage Commissions	20,474
Directors' Fees and insurance	11,100
Total Expenses	$258,480
Net Income (Loss)	$24,246,086

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/26	$278,945,743
Additions (100,000 Shares)	7,830,014
Withdrawals (150,000 Shares)	(11,899,365)
Net Income (Loss)	24,246,086

Net Asset Value End of Month	$299,122,478
Net Asset Value Per Share (3,550,000 Shares)	$84.26

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2026

Statement of Income (Loss)
Income
Unrealized Gain (Loss) on Market Value of Commodity Futures	$18,626,923
Dividend Income	1,067,845
Interest Income	722,432
ETF Transaction Fees	10,150
Total Income (Loss)	$20,427,350

Expenses
Management Fees	$321,484
Professional Fees	39,307
Brokerage Commissions	7,537
Directors' Fees and insurance	12,796
Total Expenses	$381,124
Net Income (Loss)	$20,046,226

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/26	$456,411,715
Additions (11,150,000 Shares)	406,329,605
Net Income (Loss)	20,046,226

Net Asset Value End of Month	$882,787,546
Net Asset Value Per Share (24,250,000 Shares)	$36.40

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$14,966,927
Unrealized Gain (Loss) on Market Value of Commodity Futures	27,281,037
Dividend Income	1,730,097
Interest Income	942,305
ETF Transaction Fees	11,550
Total Income (Loss)	$44,931,916

Expenses
Management Fees	$518,768
Professional Fees	68,929
Brokerage Commissions	28,011
Directors' Fees and Expenses	23,896
Total Expenses	$639,604
Net Income (Loss)	$44,292,312

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/26	$735,357,458
Additions (11,250,000 Shares)	414,159,619
Withdrawals (150,000 Shares)	(11,899,365)
Net Income (Loss)	44,292,312

Net Asset Value End of Month	$1,181,910,024

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596